UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

Republic Airways Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49697 06-1449146

(Commission File Number) (IRS Employer Identification No.)

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2013, Richard Schifter notified Republic Airways Holdings Inc. (the "Company") of his intent to resign from his position on the Board of Directors of the Company effective upon consummation of the merger of US Airways Group Inc. and AMR Corp.

Item 7.01 Regulation FD Disclosure

On Tuesday, June 11, 2013, the registrant’s management conducted a presentation at the Cowen Investor Conference, in which it updated its 2013 guidance. A copy of the Company’s presentation slides and a reconciliation of certain non-GAAP financial measures included therein are furnished as Exhibit 99.1 and are incorporated herein by reference. The Company intends to use this presentation at other investor conferences.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Information

Statements regarding the Company’s operational and financial success, business model, expectations about future success, competitive environment, unit revenues, improved operational performance and our ability to maintain or improve our low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company’s ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2012, or as supplemented in the Company’s subsequently filed periodic reports. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Presentation provided by the Company at Cowen Investor Conference on June 11, 2013 and a related reconciliation.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Timothy P. Dooley
	Name:	Timothy P. Dooley
	Title:	Senior Vice President and
Chief Financial Officer

Dated: June 11, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1 Presentation provided by the Company at Cowen Investor Conference on June 11, 2013 and a related reconciliation.